UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-22742
(Investment Company Act File Number)

Principal Real Estate Income Fund
(Exact Name of Registrant as Specified in Charter)

1290 Broadway, Suite 1100
Denver, CO 80203
(Address of Principal Executive Offices)

Andrea E. Kuchli
Principal Real Estate Income Fund
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and Address of Agent for Service)

(303) 623-2577
(Registrant’s Telephone Number)

Date of Fiscal Year End:  October 31

Date of Reporting Period:  April 30, 2016

Item 1.	Reports to Stockholders.

Principal® Real Estate Investors

P G Z

Principal Real Estate Income Fund

SEMI-ANNUAL REPORT
April 30, 2016

TABLE OF CONTENTS

Performance Overview	1
Statement of Investments	8
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	19
Notes to Financial Statements	21
Approval of Investment Advisory and Sub-Advisory Agreements	30
Dividend Reinvestment Plan	33
Additional Information
Portfolio Holdings	35
Proxy Voting	35
Section 19(A) Notices	35
Unaudited Tax Information	36
Shareholder Meeting Results	36
Data Privacy Policies and Procedures	36
Custodian and Transfer Agent	37
Legal Counsel	37
Independent Registered Public Accounting Firm	37

www.principalcef.com

Principal Real Estate Income Fund	Performance Overview
April 30, 2016 (Unaudited)

INVESTMENT OBJECTIVE
The Principal Real Estate Income Fund’s (“PGZ” or the “Fund”) investment objective is to seek to provide high current income, with capital appreciation as a secondary objective, by investing in commercial real estate related securities.

PERFORMANCE OVERVIEW
Principal Real Estate Income Fund (“PGZ” or the “Fund”) was launched June 25, 2013. As of April 30, 2016, the Fund was 64.3% allocated to commercial mortgage backed securities (“CMBS”) and 35.2% allocated to global real estate securities, primarily real estate investment trusts (“REITs”). For the 6‐month period ended April 30, 2016, the Fund delivered a net return, at market price, of 3.08%, assuming dividends are reinvested back into the Fund, based on the closing share price of $17.17 on April 29, 2016. This compares to the return of the S&P 500® Index, over the same time period, of 0.42% assuming dividends are reinvested into the index. This also compares to the return of the Barclays U.S. Aggregate Bond Index of 2.82% and the MSCI World Index of -1.05%.

The April 30, 2016 closing market price of $17.17 represented a 9.96% discount to the Fund’s Net Asset Value (“NAV”). This compares to an average 10.38% discount for equity real estate closed‐end funds and a 3.33% discount for mortgage‐backed securities closed‐end funds (source: Bloomberg). These discounts to NAV reflect the volatility that has occurred in the closed‐end fund market since June 2013, as expectations for higher interest rates have negatively impacted the attractiveness of the market.

Based on NAV, the Fund returned 1.12%, including dividends, for the 6‐month period ended April 30, 2016. Fund investments were impacted by the extreme market volatility that followed the decision by the FED to raise interest rates in December with expectations for four additional rate hikes in 2016. Demand for risk assets dropped dramatically as fears of a policy error by the Federal Reserve (the “FED”) gripped investors as the outlook for economic growth in the market was not consistent with the outlook implied by the FED’s plan. The strength of the US Dollar and the impact it had on oil prices and what that implied for global growth were also big contributors to the fear in the market. There were record fund flows out of High Yield mutual funds and ETF’s and 10 year treasury yields rallied 65bps by mid-February to a 6-month low of 1.66%. This change in fund flows negatively impacted prices for both global REITS and CMBS. Equity markets started to recover the second half of February which helped REIT performance but CMBS spreads did not start to recover from the dramatic repricing in the market until mid-March when the FED revised their outlook for 2016 to two rate hikes instead of four. There were record fund flows back into High Yield mutual funds and ETF’s following this announcement and CMBS spreads tightened in response to demand coming back to the market. The overall impact of the heightened market volatility that started during the 4th quarter of 2015 and accelerated the first six weeks of 2016 is reflected in the NAV Price of the Fund declining 4.7% for the 6 months ended April 30, 2016, compared to down 9.8% for the 12 months ended April 30, 2016. This negative price movement came at a time when CMBS and global real estate securities continued to benefit from the ongoing improvement in real estate fundamentals. In the U.S., demand for space is outpacing supply in most markets which is helping to stabilize or increase rents and lower vacancies across major property types in major markets across the country, resulting in higher net operating income at the property level. Globally, real estate markets are exhibiting a generally solid investment landscape with pockets of both strength and weakness.

Semi-Annual Report | April 30, 2016	1

Principal Real Estate Income Fund	Performance Overview
April 30, 2016 (Unaudited)

CMBS
The extreme increase in market volatility during the past 6 months ending April 30, 2016 overwhelmed the benefits of improving real estate fundamentals in the form of strong income growth and lower delinquencies as spreads on both legacy and 2.0 CMBS gapped wider to begin 2016. While spreads on 2.0 CMBS almost fully recovered by April, spreads on legacy CMBS remained under pressure as concerns on loans being able to refinance has become a much bigger issue in the market. Due to the drag of wider spreads on the legacy holdings in the portfolio, the CMBS component of the Fund returned approximately -2.04% for the 6-month period ended April 30, 2016, underperforming the broader CMBS market, as measured by the Barclays CMBS Investment Grade Index performance of 2.80%, and the broader fixed income market, as measured by the Barclays U.S. Aggregate Bond Index performance of 2.82%. New issue CMBS spreads remained under pressure in January and February as supply outpaced demand and CMBS spreads dislocated to levels not seen since 2011. 30% of the CMBS bonds in the Fund are from new and recently issued CMBS. As demand returned to the market in March, new issue spreads retraced much of the widening since the beginning of the year. It was a different story for legacy CMBS as refinance concerns on loans originated in 2006 and 2007 were heightened as the extreme spread volatility early in 2016 pushed conduit loan spreads wider which made fewer borrowers able to support new financing. As the cost of financing concerns started to abate with CMBS bond spreads starting in March, the longer term risk and uncertainty of what the cost of risk retention, which goes into effect for CMBS on December 24, 2016, will have on the conduit spreads starting the second half of 2016 remained in the market. In response to concerns that fewer loans than expected will be able to refinance over the next 12-18 months during the peak of the refinance wave facing the market, spreads have remained under pressure for legacy CMBS securities. The lower prices on legacy securities and inability for those prices to recover with the broader market is the key reason for the underperformance of the CMBS portfolio during the 6-month period. Our outlook for the potential for legacy loans to refinance is more optimistic than the market given our outlook for continued income growth at the property level, continued accommodative interest rates and continued availability of capital.

With respect to interest rates, another drag on portfolio performance was the duration of the CMBS bonds held in the portfolio being shorter than the market during a period where interest rates declined. The duration of the CMBS portfolio in the Fund was 2.08 years as of April 30, 2016.

We believe the outlook for CMBS remains positive looking forward through 2016 based on our positive outlook for real estate fundamentals driving strong property level income growth over the next 2‐3 years. This income growth should be positive for the credit quality of the underlying CMBS loans and should help support growth in property values even if interest rates start to increase. Longer term, the ability for CMBS issuance to maintain and grow volume levels in the face of risk retention will be important for the market as the height of the maturity cycle approaches in 2016‐2017.

GLOBAL REAL ESTATE SECURITIES
The global real estate securities holdings within the fund returned approximately 7.5%, outperforming both global equities, as measured by the MSCI World Index (0.7)% and global bonds, as measured by the JPM Global Bond Index +3.3% for the 6-months ended April 2016. Investors have grappled with rapidly shifting macroeconomic forecasts and central bank actions over this period with the consensus initially believing that improved conditions in the US would

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Principal Real Estate Income Fund	Performance Overview
April 30, 2016 (Unaudited)

not only prompt the FED to raise interest rates, but to embark upon a path of several interest rate increases through 2016. Many believed higher short-term US interest rates combined with a stable yield curve, would lead to higher long-term US interest rates and some thereby believed global real estate securities, along with other higher yielding asset classes, could face performance headwinds into 2016. Our view, however, has been that the yield curve would likely flatten amidst slow but steady global growth and low inflation, particularly commodity price inflation, and this environment would be generally favorable for the performance of global real estate securities. Of note, however, during this period investors became more concerned about the trajectory of the US economy, we saw long-term US interest rates fall and a clear stylistic trend of outperformance of higher dividend yielding REITs relative to lower dividend yielding REITs globally which favorably benefited the portfolio.

Portfolio returns at the country-level, in local-currency, was strongest in Japan at 12.4%, closely followed by Canada and the US at 11.7% and 11.6% respectively. In USD-terms, Japan was also the strongest country at 27% followed by Australia and at over 15% and Canada at 14%. In total, currency effects favorably benefited the portfolio by approximately 0.6% for the period. Despite strong returns in Japan, the portfolio has a rather modest allocation there so the leading contributor to portfolio performance was the portfolio’s approximate 50% holdings in the US which returned 11.6% for the period. Within the US, the portfolio especially benefited from its holdings in several owners of US healthcare properties including Senior Housing Properties Trust, Medical Properties Trust, and Welltower which each returned over 20%. Similarly, the portfolio benefited from its holdings in several owners of net-lease properties including Spirit Realty, Agree Realty, and STORE Capital as they too each returned over 15% for the period. US Healthcare as well as US net-lease companies performed especially well during the period as they are amongst the highest dividend yielding US property sectors and as highlighted previously, high dividend yielding stocks were especially in favor during the period.

Our proprietary financial model utilized to measure global real estate securities valuation levels indicates securities trade at attractive levels at the end of April 2016. This measure examines the spread between the stocks’ forward looking implied unlevered internal rates of returns (“IRRs”) to global treasury yields. That spread, or ‘risk premium’, of 5.02% as of the end of April is comfortably in excess of the trailing 10 year average of 4.53%.

The fragile but gradual recovery in the global economy, led by the US, continues and the fundamental landscape for real estate owners generally remains solid, although further periods of investment market volatility can be expected. Property owners’ are benefiting from healthy demand against rather modest levels of supply growth in most property sectors. This in turn is leading to solid cash flow growth for landlords. Underpinned by a generally low interest rate environment, this favorable trend is likely to continue and we therefore maintain a preference for companies that are both reasonably priced and offer attractive growth profiles. Conversely, we remain more cautious on stocks that are trading at premium valuations, offer limited growth, or that have more challenged fundamental outlooks.

Semi-Annual Report | April 30, 2016	3

Principal Real Estate Income Fund	Performance Overview
April 30, 2016 (Unaudited)

References:

The Premium/Discount is the amount (stated in dollars or percent) by which the selling or purchase price of a fund is greater than (premium) or less than (discount) its face amount/value or net asset value (NAV).

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. The duration number is a calculation involving present value, yield, coupon, final maturity and call features. The bigger the duration number, the greater the interest-rate risk or reward for bond prices. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

2.0 CMBS is defined as bonds issued post-2009.

S&P 500® Index – A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

FTSE EPRA/NAREIT Developed NTR Index – A modified market capitalization weighted index, based on free float market capitalization designed to measure the stock performance of companies engaged in specific real estate activities of the North American, European and Asian real estate markets.

Barclays U.S. Aggregate Bond Index –A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

MSCI World Index – MSCI’s market capitalization weighted index is composed of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region.

J.P. Morgan Global Government Bond Index – is a widely used benchmark for measuring performance and quantifying risk across international fixed income bond markets. The index measures the total, principal, and interest returns in each market and can be reported in 19 different currencies. By including only traded issues available to international investors, the index provides a realistic measure of market performance.

The internal rate of return on an investment is defined as the discount rate at which the present value of all future cash flows is equal to the initial investment or, in other words, the rate at which an investment breaks even.

Issuance information – JPMorgan

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Principal Real Estate Income Fund	Performance Overview
April 30, 2016 (Unaudited)

PERFORMANCE as of April 30, 2016

TOTAL RETURNS(1)	CUMULATIVE	ANNUALIZED
Fund	6 Month	1 Year	Since Inception(2)
Net Asset Value (NAV)(3)	1.12%	-0.51%	9.36%
Market Price(4)	3.08%	-1.75%	3.71%
Barclays U.S. Aggregate Bond Index	2.82%	2.72%	3.90%
MSCI World Index	-1.05%	-4.17%	8.12%

(1)	Total returns assume reinvestment of all distributions.
(2)	The Fund commenced operations on June 25, 2013.
(3)	Performance returns are net of management fees and other Fund expenses.
(4)	Market price is the value at which the Fund trades on an exchange. This market price can be higher or lower than its NAV.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 855.838.9485.

Total Annual Expense Ratio as a Percentage of Net Assets Attributable to Common Shares including interest expense, as of October 31, 2015, 2.59%.

Total Annual Expense Ratio as a Percentage of Net Assets Attributable to Common Shares excluding interest expense, as of October 31, 2015, 2.08%.

The Fund is a closed-end fund and does not continuously issue shares for sale as open-end mutual funds do. Since the initial public offering, the Fund now trades only in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker and additional charges or commissions will apply. The share price of a closed-end fund is based on the market’s value.

Barclay’s U.S. Aggregate Bond Index – A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

MSCI World Index – MSCI’s market capitalization weighted index is composed of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region.

Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges.

An investor cannot invest directly in an index.

ALPS Advisors, Inc. is the investment adviser to the Fund.

ALPS Portfolio Solutions Distributor, Inc. is a FINRA member.

Principal Real Estate Investors, LLC is the investment sub-adviser to the Fund. Principal Real Estate Investors, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate, ALPS Portfolio Solutions Distributor, Inc.

Semi-Annual Report | April 30, 2016	5

Principal Real Estate Income Fund	Performance Overview
April 30, 2016 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares of beneficial interest at the closing market price (NYSE: PGZ) of $20.00 on June 25, 2013 (the date of commencement of operations), and tracking its progress through April 30, 2016.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

SECTOR ALLOCATION^

^	Holdings are subject to change.
Percentages are based on total investments of the Fund.

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Principal Real Estate Income Fund	Performance Overview
April 30, 2016 (Unaudited)

GEOGRAPHIC BREAKDOWN as of April 30, 2016
% of Total Investments
United States	81.85%
Netherlands	2.17%
Australia	2.15%
Great Britain	2.08%
Singapore	2.06%
Japan	1.95%
Guernsey	1.60%
Hong Kong	1.59%
France	1.47%
Finland	0.80%
Canada	0.56%
Mexico	0.42%
Germany	0.35%
Luxembourg	0.22%
Jersey	0.21%
South Africa	0.19%
Spain	0.18%
Cayman Islands	0.15%
100.00%

Holdings are subject to change.

Semi-Annual Report | April 30, 2016	7

Principal Real Estate Income Fund	Statement of Investments
April 30, 2016 (Unaudited)

Description	Shares	Value (Note 2)
COMMON STOCKS (51.19%)
Computer Software (0.23%)
InterXion Holding N.V.(a)	9,000	$304,920

Hotels & Motels (0.26%)
City Developments, Ltd.	56,000	347,280

Real Estate Management/Services (1.60%)
Atrium European Real Estate, Ltd.	96,100	407,146
Citycon OYJ	389,193	986,659
Hyprop Investments, Ltd., REIT	19,000	163,997
Sponda OYJ	125,000	544,185
		2,101,987
Real Estate Operating/Development (2.92%)
ADO Properties SA(a)(b)(c)	12,500	411,503
CIFI Holdings Group Co., Ltd.	1,200,000	278,462
Croesus Retail Trust	2,819,316	1,750,477
Frasers Centrepoint, Ltd.	282,600	350,925
Gateway Lifestyle	15,949	34,076
New World Development Co., Ltd.	651,000	649,582
TLG Immobilien AG	12,000	253,720
Vukile Property Fund, Ltd., REIT	92,000	112,324
		3,841,069
REITS-Apartments (2.96%)
American Campus Communities, Inc.	7,030	314,593
Apartment Investment & Management Co., Class A	25,000	1,001,500
Equity Residential	21,500	1,463,505
Essex Property Trust, Inc.	4,400	969,980
Japan Rental Housing Investments, Inc.	175	139,309
		3,888,887
REITS-Diversified (16.82%)
Altarea SCA	9,400	1,948,189
Ascendas Real Estate Investment Trust	207,500	379,559
Champion Real Estate Investment Trust	545,000	292,282
Crombie Real Estate Investment Trust	20,897	232,837
Crown Castle International Corp.	11,700	1,016,496
Digital Realty Trust, Inc.	3,500	307,930
Duke Realty Corp.	30,000	656,100
Empiric Student Property PLC	230,000	377,233
EPR Properties	7,900	520,452
The Geo Group, Inc.	23,000	736,690
Kenedix Office Investment Corp.	50	298,402
Klepierre	18,000	846,593
Land Securities Group PLC	43,052	712,090
Liberty Property Trust	22,200	774,780

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Principal Real Estate Income Fund	Statement of Investments
April 30, 2016 (Unaudited)

Description	Shares	Value (Note 2)
REITS-Diversified (16.82%) (continued)
Londonmetric Property PLC	460,000	$1,065,325
Merlin Properties Socimi SA	30,000	348,668
Mirvac Group	1,273,000	1,810,020
NewRiver Retail, Ltd.(c)	324,000	1,526,757
Nomura Real Estate Master Fund, Inc.	400	638,722
Pure Industrial Real Estate Trust	70,000	278,951
Segro PLC	88,000	537,084
Sekisui House REIT, Inc.	300	355,827
Spring Real Estate Investment Trust	4,795,000	2,089,378
STAG Industrial, Inc.	37,037	739,258
Stockland	490,100	1,628,469
Wereldhave N.V.	38,988	2,008,499
		22,126,591
REITS-Health Care (5.84%)
Assura PLC	557,268	461,274
Medical Properties Trust, Inc.	115,000	1,530,650
Physicians Realty Trust	20,000	362,600
Sabra Health Care REIT, Inc.	114,500	2,414,805
Senior Housing Properties Trust	85,000	1,494,300
Welltower, Inc.	20,500	1,423,110
		7,686,739
REITS-Hotels (1.69%)
Hoshino Resorts REIT, Inc.	50	617,481
Hospitality Properties Trust	35,600	911,004
Hospitality Property Fund, Ltd., Class A	110,000	85,000
Sunstone Hotel Investors, Inc.	47,000	602,070
		2,215,555
REITS-Manufactured Homes (1.06%)
Sun Communities, Inc.	20,583	1,396,968

REITS-Mortgage (0.27%)
CYS Investments, Inc.	43,100	349,541

REITS-Office Property (3.67%)
Alexandria Real Estate Equities, Inc.	7,000	650,650
alstria office REIT-AG	30,000	420,806
Brandywine Realty Trust	38,100	569,595
Corporate Office Properties Trust	13,500	346,680
Great Portland Estates PLC	40,000	443,021
Kilroy Realty Corp.	12,500	810,125
SL Green Realty Corp.	9,900	1,040,292
Workspace Group PLC	45,100	550,248
		4,831,417

Semi-Annual Report | April 30, 2016	9

Principal Real Estate Income Fund	Statement of Investments
April 30, 2016 (Unaudited)

Description	Shares	Value (Note 2)
REITS-Regional Malls (3.76%)
Simon Property Group, Inc.	19,500	$3,922,815
WP Glimcher, Inc.	97,571	1,023,520
		4,946,335
REITS-Shopping Centers (3.90%)
Fortune Real Estate Investment Trust	777,000	853,439
Hammerson PLC	64,500	550,858
Kenedix Retail REIT Corp.	353	947,194
Ramco-Gershenson Properties Trust	18,400	325,864
Scentre Group REIT	175,000	624,057
Vastned Retail N.V.	41,600	1,831,531
		5,132,943
REITS-Single Tenant (2.82%)
Agree Realty Corp.	10,700	414,946
Spirit Realty Capital, Inc.	193,000	2,205,990
STORE Capital Corp.	42,381	1,087,920
		3,708,856
REITS-Storage/Warehousing (1.62%)
National Storage Affiliates Trust	68,434	1,335,832
Safestore Holdings PLC	161,000	796,540
		2,132,372
REITS-Warehouse/Industrials (1.77%)
AIMS AMP Capital Industrial REIT	230,000	238,577
Japan Logistics Fund, Inc.	325	730,334
PLA Administradora Industrial S de RL de CV	440,000	809,176
WPT Industrial Real Estate Investment Trust	52,800	551,760
		2,329,847
TOTAL COMMON STOCKS
(Cost $63,477,353)		67,341,307

		Maturity	Principal	Value
	Rate	Date	Amount	(Note 2)
COMMERCIAL MORTGAGE BACKED SECURITIES (93.21%)
Commercial Mortgage Backed Securities-Other (59.32%)
Bank of America Commercial Mortgage Trust, Series 2008-1(d)	6.476%	01/10/18	$2,500,000	$2,541,071
CD Commercial Mortgage Trust, Series 2007-CD4(d)	5.398%	12/11/49	9,759,806	7,859,084
Credit Suisse Commercial Mortgage Trust, Series 2006-C4(d)	5.538%	09/15/16	10,000,000	9,799,591
Credit Suisse Commercial Mortgage Trust, Series 2007-C1	5.416%	02/15/40	10,000,000	9,943,467
CSAIL Commercial Mortgage Trust, Series 2015-C4(d)	3.738%	11/11/48	5,000,000	3,557,121

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Principal Real Estate Income Fund	Statement of Investments
April 30, 2016 (Unaudited)

		Maturity	Principal	Value
	Rate	Date	Amount	(Note 2)
Commercial Mortgage Backed Securities-Other (continued)
FHLMC Multifamily Structured Pass Through Certificates, Series 2011-KAIV(d)(e)	3.615%	06/25/41	$9,000,000	$1,441,901
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K052(d)(e)	1.666%	01/25/26	9,690,000	1,015,584
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K706(d)(e)	1.969%	12/25/18	53,580,000	2,402,082
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K707(d)(e)	1.869%	01/25/19	27,555,000	1,215,859
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K709(d)(e)	1.760%	04/25/40	30,601,130	1,360,104
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K710(d)(e)	1.718%	06/25/42	27,830,000	1,287,574
Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Series 2007-GG9(d)	5.505%	02/10/17	7,500,000	6,727,241
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CIBC16	5.623%	05/12/45	2,500,000	2,433,010
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CIBC17(d)	5.489%	12/12/43	3,664,162	1,520,627
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CIBC19(d)	5.889%	05/12/17	3,500,000	2,909,121
LB-UBS Commercial Mortgage Trust, Series 2006-C7	5.407%	11/15/16	2,445,117	1,910,859
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20(b)(d)(e)	1.761%	02/15/25	23,967,000	2,467,487
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29(d)	5.368%	11/15/48	13,000,000	12,721,097
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30(d)	5.413%	12/15/43	5,000,000	4,928,653
				78,041,533

Semi-Annual Report | April 30, 2016	11

Principal Real Estate Income Fund	Statement of Investments
April 30, 2016 (Unaudited)

		Maturity	Principal	Value
	Rate	Date	Amount	(Note 2)
Commercial Mortgage Backed Securities-Subordinated (33.89%)
Bank of America Commercial Mortgage Trust, Series 2006-6	5.480%	10/10/45	$3,000,000	$2,965,653
Commercial Mortgage Trust, Series 2013-CR11(b)(d)	4.371%	10/10/23	5,108,000	3,548,519
Commercial Mortgage Trust, Series 2014-CCRE17(b)(d)	4.459%	05/10/24	6,000,000	3,763,080
Commercial Mortgage Trust, Series 2014-CR14(b)(d)	3.496%	01/10/24	2,000,000	1,200,567
Goldman Sachs Mortgage Securities Trust, Series 2013-GC13(b)(d)	4.203%	07/10/23	3,000,000	2,601,183
Goldman Sachs Mortgage Securities Trust, Series 2013-GC16(b)(d)	5.493%	11/10/46	2,342,405	2,184,653
Goldman Sachs Mortgage Securities Trust, Series 2014-GC22(b)	3.582%	06/10/47	2,820,000	1,656,074
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15(b)	3.500%	10/15/23	2,500,000	1,847,596
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CIBC14(d)	5.764%	12/12/44	3,909,869	3,849,902
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16(b)(d)	5.140%	11/15/23	2,117,483	1,986,056
Merrill Lynch Mortgage Trust, Series 2005-CIP1(d)	5.676%	05/12/16	2,027,328	2,023,414
Merrill Lynch Mortgage Trust, Series 2006-C1(d)	5.921%	05/12/39	9,000,000	7,576,623
Merrill Lynch-CFC Commercial Mortgage Trust, Series 2006-2(b)(d)	6.103%	06/12/46	2,000,000	1,990,014
Merrill Lynch-CFC Commercial Mortgage Trust, Series 2006-3(d)	5.554%	09/12/16	2,500,000	1,771,535
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8(b)(d)	4.197%	02/15/23	3,000,000	2,683,595
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1(d)	4.241%	05/15/48	2,500,000	1,939,734

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Principal Real Estate Income Fund	Statement of Investments
April 30, 2016 (Unaudited)

		Maturity	Principal	Value
	Rate	Date	Amount	(Note 2)
Commercial Mortgage Backed Securities-Subordinated (continued)
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3(b)	3.153%	09/15/57	$1,500,000	$989,934
				44,578,132

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
(Cost $126,028,123)				122,619,665

		7-Day Yield	Shares	Value(Note 2)
SHORT TERM INVESTMENTS (0.62%)
State Street Institutional Liquid Reserves Fund, Institutional Class		0.455%	814,169	814,169

TOTAL SHORT TERM INVESTMENTS
(Cost $814,169)				814,169

TOTAL INVESTMENTS (145.02%)
(Cost $190,319,645)				$190,775,141

Liabilities in Excess of Other Assets (-45.02%)				(59,227,444)
NET ASSETS (100.00%)				$131,547,697

(a)	Non-income producing security.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts to $27,330,261, which represents 20.78% of net assets as of April 30, 2016.

(c)
Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2016, the aggregate market value of those securities was $1,938,260, representing 1.47% of net assets.

(d)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at April 30, 2016.
(e)	Interest only security.

Common Abbreviations:

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
FHLMC - Federal Home Loan Mortgage Corporation.
Ltd. - Limited.
N.V. - Naamloze vennootshap is the Dutch term for a public limited liability corporation.
OYJ - Osakeyhtio is the Finnish equivalent of a public stock company.

Semi-Annual Report | April 30, 2016	13

Principal Real Estate Income Fund	Statement of Investments
April 30, 2016 (Unaudited)

PLC - Public Limited Company.
REIT - Real Estate Investment Trust.
SA - Generally designated corporations in various countries, mostly those employing civil law.
SCA - Societe en Commandite par Actions is a term for limited liability partnership.
S de RL de CV - Sociedad de Responsabilidad Limitada de Capital Variable is a term for Limited Liability Variable Stock Company.

See Notes to Financial Statements.
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Principal Real Estate Income Fund
Statement of Assets and Liabilities	April 30, 2016 (Unaudited)

ASSETS:
Investments, at value	$190,775,141
Foreign currency, at value (Cost $16,430)	16,469
Receivable for investments sold	35
Interest receivable	831,075
Dividends receivable	415,650
Prepaid and other assets	53,670
Total Assets	192,092,040

LIABILITIES:
Loan payable (Note 3)	60,000,000
Interest due on loan payable	112,225
Payable for investments purchased	124,698
Payable to adviser	164,484
Payable to administrator	57,050
Payable to transfer agent	3,741
Payable for trustee fees	19,825
Other payables	62,320
Total Liabilities	60,544,343
Net Assets	$131,547,697

NET ASSETS CONSIST OF:
Paid-in capital	$131,370,973
Distributions in excess of net investment income	(832,052)
Accumulated net realized gain on investments and foreign currency transactions	553,699
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	455,077
Net Assets	$131,547,697

PRICING OF SHARES:
Net Assets	$131,547,697
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value per share)	6,899,800
Net asset value per share	$19.07

Cost of Investments	$190,319,645

Semi-Annual Report | April 30, 2016	15

Principal Real Estate Income Fund	Statement of Operations
For the Six Months Ended April 30, 2016 (Unaudited)

INVESTMENT INCOME:
Interest	$4,632,630
Dividends (net of foreign withholding tax of $104,312)	2,134,432
Total Investment Income	6,767,062

EXPENSES:
Investment advisory fees	995,539
Interest on loan	468,649
Administration fees	151,350
Transfer agent fees	13,745
Audit fees	15,416
Legal fees	35,795
Custodian fees	14,359
Trustee fees	40,110
Printing fees	10,154
Insurance fees	22,404
Excise tax	21,306
Other	20,279
Total Expenses	1,809,106
Net Investment Income	4,957,956

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain/(loss) on:
Investments	873,393
Foreign currency transactions	1,705
Net realized gain	875,098
Net change in unrealized appreciation/(depreciation) on:
Investments	(5,463,933)
Translation of assets and liabilities denominated in foreign currencies	3,160
Net change in unrealized depreciation	(5,460,773)
Net Realized and Unrealized Loss on Investments and Foreign Currency	(4,585,675)
Net Increase in Net Assets Resulting from Operations	$372,281

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Principal Real Estate Income Fund
Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015

OPERATIONS:
Net investment income	$4,957,956	$10,066,328
Net realized gain on investments and foreign currency transactions	875,098	859,321
Net change in unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(5,460,773)	(6,868,461)
Net increase in net assets resulting from operations	372,281	4,057,188

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,002,825)	(11,469,338)
From net realized gains	–	(432,817)
Net decrease in net assets from distributions to shareholders	(6,002,825)	(11,902,155)

Net Decrease in Net Assets	(5,630,544)	(7,844,967)

NET ASSETS:
Beginning of period	137,178,241	145,023,208
End of period (including undistributed/(distributions in excess of) net investment income of $(832,052) and $212,817)	$131,547,697	$137,178,241

OTHER INFORMATION:
Share Transactions:
Shares outstanding - beginning of period	6,899,800	6,899,800
Net increase in shares outstanding	–	–
Shares outstanding - end of period	6,899,800	6,899,800

Semi-Annual Report | April 30, 2016	17

Principal Real Estate Income Fund	Statement of Cash Flows
Statements of Changes in Net Assets	For the Six Months Ended April 30, 2016 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$372,281
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(38,476,742)
Proceeds from disposition of investment securities	39,412,006
Net proceeds from short-term investment securities	1,123,189
Net realized (gain)/loss on:
Investments	(873,393)
Net change in unrealized (appreciation)/depreciation on:
Investments	5,463,933
Amortization of premium and accretion of discount on investments	(579,580)
Increase in interest receivable	(29,968)
Increase in dividends receivable	(233,829)
Decrease in prepaid and other assets	1,010
Decrease in foreign cash due to custodian	(181,508)
Increase in interest due on loan payable	18,976
Decrease in payable to transfer agent	(4,743)
Decrease in payable to adviser	(11,335)
Increase in payable to administrator	25,344
Decrease in payable for trustee fees	(2,052)
Decrease in other payables	(4,334)
Net cash provided by operating activities	$6,019,255

CASH FLOWS USED IN FINANCING ACTIVITIES:
Cash distributions paid	$(6,002,825)
Net cash used in financing activities	$(6,002,825)

Effect of exchange rates on cash	$39

Net increase in cash	$16,469
Cash, beginning balance	$–
Cash, ending balance	$16,469

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing	$449,673

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Principal Real Estate Income Fund	Financial Highlights
For a share outstanding throughout the periods presented.

	For theSix Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Period June 25, 2013 (Commencement) toOctober 31, 2013

Net asset value - beginning of period	$19.88		$21.02	$19.68	$19.10
Income/(loss) from investment operations:
Net investment income(a)	0.72		1.46	1.57	0.33
Net realized and unrealized gain/(loss) on investments	(0.66)		(0.87)	1.44	0.70
Total income from investment operations	0.06		0.59	3.01	1.03

Less distributions to common shareholders:
From net investment income	(0.87)		(1.67)	(1.67)	(0.41)
From net realized gains	–		(0.06)	–	–
Total distributions	(0.87)		(1.73)	(1.67)	(0.41)

Capital share transactions:
Common share offering costs charged to paid-in capital	–		–	–	(0.04)
Total capital share transactions	–		–	–	(0.04)
Net increase/(decrease) in net asset value	(0.81)		(1.14)	1.34	0.58
Net asset value - end of period	$19.07		$19.88	$21.02	$19.68
Market price - end of period	$17.17		$17.56	$19.34	$17.76

Total Return(b)	1.12%		3.61%	16.82%	5.40%
Total Return - Market Price(b)	3.08%		(0.54%)	19.10%	(9.16%)

Supplemental Data:
Net assets, end of period (in thousands)	$131,548		$137,178	$145,023	$135,798
Ratios to Average Net Assets:
Total expenses	2.78	%(c)	2.59%	2.59%	2.15	%(c)
Total expenses excluding interest expense	2.06	%(c)	2.08%	2.04%	1.99	%(c)
Net investment income	7.63	%(c)	7.02%	7.74%	5.01	%(c)
Total expenses to average managed assets(d)	1.91	%(c)	1.83%	1.81%	1.93	%(c)

Semi-Annual Report | April 30, 2016	19

Principal Real Estate Income Fund	Financial Highlights
For a share outstanding throughout the periods presented.

	For theSix Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Period June 25, 2013 (Commencement) toOctober 31, 2013
Portfolio turnover rate	20	%(e)	22%	18%	1	%(e)
Borrowings at End of Period
Aggregate Amount Outstanding (in thousands)	$60,000		$60,000	$60,000	$60,000
Asset Coverage Per $1,000 (in thousands)	$3,192		$3,286	$3,417	$3,263

(a)	Calculated using average shares throughout the period.
(b)
Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of this calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any. Periods less than one year are not annualized.

(c)	Annualized.
(d)	Average managed assets represent net assets applicable to common shares plus average amount of borrowings during the period.
(e)	Not annualized.

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Principal Real Estate Income Fund	Notes to Financial Statements
April 30, 2016 (Unaudited)

1. ORGANIZATION

Principal Real Estate Income Fund (the ‘‘Fund’’) is a Delaware statutory trust registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’).

The Fund’s investment objective is to seek to provide high current income, with capital appreciation as a secondary investment objective, by investing in commercial real estate related securities.

Investing in the Fund involves risks, including exposure to below-investment grade investments. The Fund’s net asset value will vary and its distribution rate may vary and both may be affected by numerous factors, including changes in the market spread over a specified benchmark, market interest rates and performance of the broader equity markets. Fluctuations in net asset value may be magnified as a result of the Fund’s use of leverage.

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on April 30, 2016.

Portfolio Valuation: The net asset value per Common Share of the Fund is determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund’s net asset value per Common Share is calculated in the manner authorized by the Fund’s Board of Trustees (the “Board”). Net asset value is computed by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Board has established the following procedures for valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and ask prices on the exchange where such securities are primarily traded.

The Fund values commercial mortgage-backed securities and other debt securities not traded in an organized market on the basis of valuations provided by an independent pricing service, approved by the Board, which uses information with respect to transactions in such securities, interest rate movements, new issue information, cash flows, yields, spreads, credit quality, and other pertinent information as determined by the pricing service, in determining value. If the independent primary

Semi-Annual Report | April 30, 2016	21

Principal Real Estate Income Fund	Notes to Financial Statements
April 30, 2016 (Unaudited)

or secondary pricing service is unable to provide a price for a security, if the price provided by the independent primary or secondary pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its Common Shares would materially affect net asset value, such security will be valued at its fair value as determined in good faith under procedures approved by the Board.

When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more independent broker quotes for the sale price of the portfolio security; and other relevant factors.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex‐dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex‐dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the first-in/first-out cost basis method for both financial reporting and tax purposes.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are

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Principal Real Estate Income Fund	Notes to Financial Statements
April 30, 2016 (Unaudited)

not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2016:

Principal Real Estate Income Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$67,341,307	$–	$–	$67,341,307
Commercial Mortgage Backed Securities	–	122,619,665	–	122,619,665
Short Term Investments	814,169	–	–	814,169
Total	$68,155,476	$122,619,665	$–	$190,775,141

*	See Statement of Investments for industry classifications.

The Fund recognizes transfers between levels as of the end of the period. For the six months ended April 30, 2016, the Fund did not have any significant transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

Commercial Mortgage Backed Securities (“CMBS”): As part of its investments in commercial real estate related securities, the Fund will invest in CMBS which are subject to certain risks associated with direct investments in CMBS. A CMBS is a type of mortgage-backed security that is secured by a loan (or loans) on one or more interests in commercial real estate property. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. CMBS may be backed by obligations (including certificates of participation in obligations) that are principally secured by commercial real estate loans or interests therein having multi-family or commercial use. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans because those securities derive their cash flows and value from the performance of the commercial real estate underlying such investments and/or the owners of such real estate.

Semi-Annual Report | April 30, 2016	23

Principal Real Estate Income Fund	Notes to Financial Statements
April 30, 2016 (Unaudited)

Real Estate Investment Trusts (“REITs”): As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund’s investments in REITs, the Fund may also make distributions in excess of the Fund’s earnings and capital gains. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Common Shares and, after that basis has been reduced to zero, will constitute capital gains to the Common Shareholder.

Concentration Risk: The Fund invests in companies in the real estate industry, which may include CMBS, REITs, REIT-like structures, and other securities that are secured by, or otherwise have exposure to, real estate. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory changes, or economic conditions affecting CMBS, REITs, REIT-like structures, and real estate more generally, will have a significant impact on the Fund’s performance.

Foreign Currency Risk: The Fund expects to invest in securities denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets.

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Principal Real Estate Income Fund	Notes to Financial Statements
April 30, 2016 (Unaudited)

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of the exchanges at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

3. LEVERAGE

Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings and the issuance of preferred shares in an amount that represents up to 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund’s net assets). It is possible that the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to shareholders will increase. Borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

Semi-Annual Report | April 30, 2016	25

Principal Real Estate Income Fund	Notes to Financial Statements
April 30, 2016 (Unaudited)

The Fund maintains a $70,000,000 line of credit with State Street Bank and Trust Company (“SSB”), which by its terms expires on September 21, 2016, subject to the restrictions and terms of the credit agreement. As of April 30, 2016, the Fund has drawn down $60,000,000 from the SSB line of credit, which was the maximum borrowing outstanding during the period. The Fund is charged an interest rate of 1.00% (per annum) above the three-month LIBOR (London Interbank Offered Rate) of 0.623%, as of the last renewal date, for borrowing under this credit agreement, on the last day of the interest period. The Fund is charged a commitment fee on the average daily unused balance of the line of credit at the rate of 0.15% (per annum). The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The average annualized interest rate charged and the average outstanding loan payable for the six months ended April 30, 2016, was as follows:

Average Interest Rate	1.518%
Average Outstanding Loan Payable	$60,000,000

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

ALPS Advisors, Inc. (“AAI”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, AAI receives an annual investment advisory fee of 1.05% based on the Fund’s average Total Managed Assets (as defined below). Pursuant to an Investment Sub-Advisory Agreement, AAI has retained Principal Real Estate Investors, LLC (‘‘PrinRei’’) as the Fund’s sub-advisor and will pay PrinRei an annual fee of 0.55% based on the Fund’s average Total Managed Assets.

ALPS Fund Services, Inc. (‘‘AFS’’), an affiliate of AAI, serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, AFS is responsible for calculating the net asset values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund. AFS is entitled to receive a monthly fee, accrued daily based on the Fund’s average Total Managed Assets, as defined below, plus reimbursement for certain out-of-pocket expenses.

DST Systems, Inc. (‘‘DST’’), the parent company of AAI and AFS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is entitled to receive an annual minimum fee of $22,500 plus out-of-pocket expenses.

The Fund pays no salaries or compensation to any of its interested Trustee or Officers. The three independent Trustees of the Fund receive an annual retainer of $17,000 and an additional $2,000 for attending each meeting of the Board. The independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board.

A Trustee and certain Officers of the Fund are also officers of AAI.

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Principal Real Estate Income Fund	Notes to Financial Statements
April 30, 2016 (Unaudited)

Total Managed Assets: For these purposes, the term Total Managed Assets is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than aggregate liabilities representing Limited Leverage, as defined below), calculated as of 4:00 p.m. Eastern time on such day or as of such other time or times as the Board may determine in accordance with the provisions of applicable law and of the declaration and bylaws of the Fund and with resolutions of the Board as from time to time in force. Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings (as defined below) and through the issuance of preferred shares (if any) in an amount that represents approximately 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund’s net assets) (collectively, ‘‘Limited Leverage’’). ‘‘Borrowings’’ are defined to include: amounts received by the Fund pursuant to loans from banks or other financial institutions; amounts borrowed from banks or other parties through reverse repurchase agreements; amounts received by the Fund from the Fund’s issuance of any senior notes or similar debt securities. Other than with respect to reverse repurchase agreements, Borrowings do not include trading practices or instruments that, according to the SEC or its staff, may cause senior securities concerns, and are intended to include transactions that are subject to the asset coverage requirements in Section 18 of the 1940 Act for the issuance of senior securities evidencing indebtedness (e.g., bank borrowings and the Fund’s issuance of any senior notes or similar securities) and senior securities in the form of stock (e.g., the Fund’s issuance of preferred shares).

5. DISTRIBUTIONS

The Fund intends to make monthly distributions to Common Shareholders out of the net investment income of the Fund, after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund may also retain cash reserves if deemed appropriate by PrinREI to meet the terms of any leverage or derivatives transactions. Such distributions shall be administered by DST. While a portion of the Fund’s distributed income may qualify as qualified dividend income, all or a portion of the Fund’s distributed income may also be fully taxable. Any such income distributions, as well as any distributions by the Fund of net realized short-term capital gains, will be taxed as ordinary income. A portion of the distributions the Fund receives from its investments may be treated as return of capital. While the Fund anticipates distributing some or all of such return of capital, it is not required to do so in order to maintain its status as a regulated investment company under Subchapter M of the Code.

Subsequent to April 30, 2016, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
May 12, 2016	May 16, 2016	May 26, 2016	$0.145
June 16, 2016	June 20, 2016	June 30, 2016	$0.145

Semi-Annual Report | April 30, 2016	27

Principal Real Estate Income Fund	Notes to Financial Statements
April 30, 2016 (Unaudited)

6. CAPITAL TRANSACTIONS

The Fund is a statutory trust established under the laws of the state of Delaware by an Agreement and Declaration of Trust dated August 31, 2012, as amended and restated through the date hereof. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the NYSE.

Additional shares of the Fund may be issued under certain circumstances pursuant to the Fund’s Dividend Reinvestment Plan, as defined within the Fund’s organizational documents. Additional information concerning the Dividend Reinvestment Plan is included within this report.

7. PORTFOLIO INFORMATION

For the six months ended April 30, 2016, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases	Sales
$38,526,317	$38,325,060

8. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year‐end and are not available for the six months ended April 30, 2016.

The tax character of distributions paid during the year ended October 31, 2015 was as follows:

Principal Real Estate Income Fund
For the Year Ended October 31, 2015
Ordinary Income	$11,469,338
Long-Term Capital Gain	432,817
Total	$11,902,155

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Principal Real Estate Income Fund	Notes to Financial Statements
April 30, 2016 (Unaudited)

As of October 31, 2015, the Fund had available for tax purposes unused capital loss carryforwards as follows:

Short-Term
Principal Real Estate Income Fund	$321,399

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of April 30, 2016, were as follows:

Principal Real Estate Income Fund
Cost of investments for income tax purposes	$191,927,916
Gross appreciation on investments (excess of value over tax cost)	$6,753,833
Gross depreciation on investments (excess of tax cost over value)	(7,906,608)
Net unrealized depreciation on investments	$(1,152,775)

The differences between book-basis and tax-basis are primarily due to investments in Passive Foreign Investment Companies.

Federal Income Tax Status: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made. During the six month period ended April 30, 2016, the Fund paid an excise tax of $55,561 as required under Internal Revenue Code §4982, primarily due to the timing of income inclusions from Passive Foreign Investment Companies (“PFICs”) held by the Fund. As of April 30, 2016, $447 of the $55,561 excise tax paid was included on the Statement of Operations.

As of and during the six months ended April 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Semi-Annual Report | April 30, 2016	29

Principal Real Estate Income Fund	Approval of Investment Advisory and Sub-Advisory Agreements
April 30, 2016 (Unaudited)

At the March 16, 2016 meeting (“Meeting”) of the Board of Trustees (the “Board”) of Principal Real Estate Income Fund (the “Fund”), the Board, including those Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved ALPS Advisors, Inc. (the “Adviser”) and Principal Real Estate Investors, LLC, (the “Sub-Adviser”) to serve as the Trust’s investment adviser and sub-adviser, respectively, and approved the renewal of the investment advisory agreement between the Adviser and the Trust, and the sub-advisory agreement between Sub-Adviser and the Adviser with respect to the Trust (collectively, the “Advisory Agreements”), upon the terms and conditions set forth therein. In connection with considering the approval of the renewal of the Advisory Agreements, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice.

Although not meant to be all-inclusive, the following discussion summarizes the factors considered and conclusions reached by the Trustees in the executive session and at the Meeting in determining to approve the Advisory Agreements.

Nature, extent, and quality of services. In examining the nature, extent and quality of the investment advisory services provided by the Adviser, the Trustees considered the qualifications, experience and capability of the Adviser’s management and other personnel and the extent of care and conscientiousness with which the Adviser performs its duties. In this regard, the Trustees considered, among other matters, the process by which the Adviser performs oversight of the Fund, including ongoing due diligence regarding product structure, resources, personnel, technology, performance, compliance, and oversight of the Sub-Adviser.

With respect to the nature, extent and quality of the investment advisory services provided by the Sub-Adviser, the Trustees considered the Sub-Adviser’s investment management process it uses in managing the assets of the Fund, including the experience and capability of the Sub-Adviser’s management and other personnel responsible for the portfolio management of the Fund and compliance with the Fund’s investment policies and restrictions. The Trustees also considered the favorable assessment provided by the Adviser as to the nature and quality of the services provided by the Sub-Adviser and the ability of the Sub-Adviser to fulfill its contractual obligations.

Based on the totality of the information considered, the Trustees concluded that the Fund was likely to benefit from the nature, extent and quality of the Adviser’s and the Sub-Adviser’s services, and that the Adviser and the Sub-Adviser have the ability to provide these services based on their respective experience, operations and current resources.

Investment performance of the Fund, the Adviser, and the Sub-Adviser. The Board reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Board utilized a report from an independent provider of investment company data. As reported by the independent provider of data, the Fund’s net asset value (“NAV”) total return exceeded the average return for the Real Estate Lipper Category, as assigned by Lipper, Inc. for the 1-year period ended December 31, 2015. The Board also considered the views of the Adviser and the Sub-Adviser that in light of the Fund’s dynamic allocation strategy that permits it to vary its allocation to both commercial mortgage backed securities and other U.S. and non-U.S. real estate-related securities, such as real estate investment trusts (“REITs”) and REIT-like entities, there are no directly comparable peer funds that utilize a

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Principal Real Estate Income Fund	Approval of Investment Advisory and Sub-Advisory Agreements
April 30, 2016 (Unaudited)

similar investment strategy. The Board also noted that in light of the Fund’s primary investment objective to provide high current income, one of the best measures of the Fund’s performance is the fact that the Fund has maintained and increased its monthly distribution on its common shares.

Costs of services and profits realized, and comparison with other advisory contracts. The Board considered the fees payable under the Advisory Agreements. The Board reviewed the information compiled by an independent provider of investment company data, comparing the Fund’s contractual management fee rate (on managed assets) and net management fee rate (on both managed assets and common assets—which includes advisory and subadvisory and administrative service fees—as well as the Fund’s net total expense ratios, to other funds in its expense group. Based on the data provided on management fee rates, the Board noted that the Fund’s fees were high relative to its peer group, as provided by an independent provider of investment company data. The Trustees considered the statements of the Adviser explaining the differentiation between the Fund and the peer group given the Fund’s significant investment in CMBS, a complex asset class, versus the peer group being composed solely of funds that invest in REITs. The Board noted that the Adviser does not serve as investment adviser to any other comparable closed-end funds.

The Trustees also considered that the fee paid to the Sub-Adviser is paid out of the fees paid to the Adviser and that no separate fee for sub-advisory services is charged to the Fund. The Trustees also considered the fees charged by the Sub-Adviser to other accounts managed using a CMBS strategy, and to other accounts managed using a REIT strategy. Based on the material provided by the Sub-Adviser, services provided to another registered investment company client for which it separately manages a CMBS “sleeve” and a REIT “sleeve” would result in an overall sub-advisory fee of between 0.26% and 0.54% of assets under management, depending on the amount of assets allocated to either sleeve at any given time, slightly lower than the fee included in the sub-advisory agreement. The Trustees considered statements by the Sub-Adviser explaining that this other registered investment company did not receive the same types of services that the Fund receives because, among other factors, the Sub-Adviser does not provide a leverage strategy or a dynamic asset allocation strategy for the other account, and does not utilize derivative instruments for that account, in each case unlike the mandate it has with respect to the Fund. The Trustees also considered the Adviser’s opinion that the compensation payable to the Sub-Adviser is reasonable, appropriate and fair in light of the nature and quality of the services provided to the Fund.

The Board reviewed the materials it received from the Adviser regarding its revenues and expenses in connection with the services provided to the Fund, both solely with respect to the Adviser, as well as together with revenues earned by the Adviser’s affiliates, ALPS Fund Services, Inc. (in its capacity as administrator of the Fund), ALPS Portfolio Solutions Distributor, Inc. (in its capacity as providing distribution assistance) and DST Systems, Inc. (in its capacity as transfer agent of the Fund). The materials provided in this regard showed, and the Trustees acknowledged, that the Adviser incurred a loss from its management of the Fund since inception, after giving effect to the structuring fee that the Adviser was obligated to pay to certain members of the underwriting syndicate in connection with the Fund’s initial public offering. The Trustees also reviewed the profitability information provided by the Sub-Adviser for 2014 and 2015. In each

Semi-Annual Report | April 30, 2016	31

Principal Real Estate Income Fund	Approval of Investment Advisory and Sub-Advisory Agreements
April 30, 2016 (Unaudited)

case, the Trustees determined that the profitability of the Adviser and the Sub-Adviser was within the range that courts had found reasonable, and considered that the Adviser and the Sub-Adviser must be able to compensate their respective employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund.

Economies of scale. With respect to whether economies of scale are realized by the Adviser and the Sub-Adviser and whether management fee levels reflect these economies of scale for the benefit of Fund investors, the Board considered the Adviser’s view that adding breakpoints would not be appropriate at this time and that any increases in the Fund’s assets are primarily attributable to market appreciation and dividend reinvestments, rather than raising new capital, and therefore found that the level of management fees charged and fee structure remained appropriate.

Indirect benefits. The Board considered whether there were any “fall-out” or ancillary benefits that may accrue to the Adviser or Sub-Adviser or their affiliates as a result of their relationships with the Fund. The Trustees considered that both the Adviser and Sub-Adviser noted their belief that they would not experience any “fall-out” benefits. The Board concluded that the benefits accruing to the Adviser and the Sub-Adviser by virtue of their relationships to the Fund appeared to be reasonable.

After evaluation of the performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services provided by the Adviser and the Sub-Adviser, the Board concluded that the level of fees to be paid to each of the Adviser and the Sub-Adviser was reasonable.

In summary, based on the various considerations discussed above, the Board determined that approval of the renewal of the Advisory Agreements was in the best interests of the Fund.

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Principal Real Estate Income Fund	Dividend Reinvestment Plan
April 30, 2016 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making

Semi-Annual Report | April 30, 2016	33

Principal Real Estate Income Fund	Dividend Reinvestment Plan
April 30, 2016 (Unaudited)

Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator.

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Principal Real Estate Income Fund	Additional Information
April 30, 2016 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N–Q within 60 days after the end of the period. Copies of the Fund’s Form N–Q are available without a charge, upon request, by contacting the Fund at 1–855–838–9485 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N–Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1–800–SEC–0330.

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available (1) without charge, upon request, by calling 1-855-838-9485, (2) on the Fund’s website located at http://www.principalcef.com, or (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. A Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short‐term capital gain, (iii) net realized long‐term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year‐to‐date cumulative distribution amount per share for the Fund. The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the calendar year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099‐DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Per Share Cumulative Distributions for the Six Months Ended April 30, 2016				Percentage of the Total Cumulative Distributions for the Six Months Ended April 30, 2016
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$ 0.8700	$ 0.000	$ 0.0000	$ 0.8700	100.00%	0.00%	0.00%	100.00%

Semi-Annual Report | April 30, 2016	35

Principal Real Estate Income Fund	Additional Information
April 30, 2016 (Unaudited)

UNAUDITED TAX INFORMATION

The Fund designated 2.41% of the income dividends distributed between January 1, 2015 and December 31, 2015, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Fund designated 0.07% of the ordinary income dividends distributed between January 1, 2015 and December 31, 2015, as qualifying for the corporate dividends received deduction.

In early 2016, if applicable, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2015 via Form 1099. The Fund will notify shareholders in early 2017 of amounts paid to them by the Fund, if any, during the calendar year 2016.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Principal Real Estate Income Fund designated $432,817 as a long-term capital gain distribution for the year ended October 31, 2015.

SHAREHOLDER MEETING RESULTS

On April 13, 2016, the Principal Real Estate Income Fund (the “Fund”) held its Annual Meeting of Shareholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of one (1) Trustee of the Fund, to hold office for the term indicated or until their successor is duly elected and qualified.

Election of Ernest J. Scalberg as a Trustee of the Fund to a three-year term to expire at the Fund’s 2019 Annual Meeting of Shareholders.

	Number of Shares	% of Shares Voted
Affirmative	5,736,904.000	95.233%
Withheld	287,147.000	4.767%
Total	6,024,501.000	100.000%

DATA PRIVACY POLICIES AND PROCEDURES

Policy Statement: The Principle Real Estate Income Fund (the “Fund”) has in effect the following policy with respect to nonpublic personal information about its customers:

•	Only such information received from customers, through application forms or otherwise, and information about customers’ Fund transactions will be collected.
•	None of such information about customers (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

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Principal Real Estate Income Fund	Additional Information
April 30, 2016 (Unaudited)

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place and designed to protect the confidentiality and properly disposal of such information.
•	The Fund does not currently obtain consumer information. If the Fund were to obtain consumer information at any time in the future, it would employ appropriate procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of consumer information.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the Fund’s custodian and will maintain custody of the securities and cash of the Fund.

DST Systems, Inc., located at 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Fund’s transfer agent and registrar.

LEGAL COUNSEL

Dechert LLP, New York, New York, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd. is the independent registered public accounting firm for the Fund.

Semi-Annual Report | April 30, 2016	37

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Items 12.	Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3)	Not applicable.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRINCIPAL REAL ESTATE INCOME FUND

By:	(Signature and Title)	/s/ Thomas A. Carter
Thomas A. Carter
Date:	July 6, 2016	President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ Thomas A. Carter
Thomas A. Carter
Date:	July 6, 2016	President and Principal Executive Officer

By:	(Signature and Title)	/s/ Patrick D. Buchanan
Patrick D. Buchanan
Date:	July 6, 2016	Treasurer and Principal Financial Officer